SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) of the

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        June 9, 1997
                                                       -------------

                              LCS INDUSTRIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                      0-12329                  13-2648333
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS employer
of incorporation)                     file number)           identification no.)


120 Brighton Road, Clifton, New Jersey                            07012-1694
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code      (201) 778-5588
                                                        --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On June 9, 1997, LCS Industries, Inc. (the "Company") decided to take a non-recurring charge of approximately $1,000,000 to net income for the third quarter ending June 30, 1997 as the result of its decision to write off the entire investment in McIntyre and King, Ltd., a United Kingdom-based telemarketing, fulfillment and mailing services company acquired in April, 1997.

         In its June 9, 1997 press release relating to such action (the "Press Release"), Arnold J. Scheine, President and Chief Executive Officer of the Company, is quoted as saying: "The decision to write off our investment in McIntyre and King after approximately two months ownership is disappointing, but our Board of Directors unanimously decided it was effectively the most prudent course when it became evident that any future involvement would result in unexpected losses and unacceptable demands on management time."

         Upon advice of counsel, the Company intends to vigorously pursue any and all recourse it may have against the prior owners of McIntyre and King. The Press Release further quotes Mr. Scheine as saying: "This experience, while extremely unfortunate, in no way deters us from our program to seek allied businesses in the direct marketing field. The action should have only a slight impact on our financial position, which with cash items of approximately $26,000,000, remains strong. Our overall business continues to do very well."

         This filing contains certain forward-looking statements and information relating to the Company that are based on the beliefs of Company management as well as assumptions made by and information currently available to Company management. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions, including the risk that the Company may incur further charges and the assumption that lengthy and extensive litigation will not be required in connection with severing its relationship with McIntyre and King. The Company intends to update these forward-looking statements.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  LCS INDUSTRIES, INC.



Dated:  June 23, 1997                             By: /s/  PAT R. FRUSTACI
                                                      --------------------
                                                      Pat R. Frustaci
                                                      Vice President--Finance